SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF ALLSPRING ACTIVE ETFS
For the Allspring LT Large Core ETF
Allspring LT Large Growth ETF
(each a “Fund”, and together the “Funds”)

Effective immediately, the “Historical Fund Information” section is replaced with the following.

HISTORICAL FUND INFORMATION

The Trust was organized as a Delaware statutory trust on June 19, 2014.

The Allspring LT Large Core ETF, a non-diversified fund, commenced operations on July 7, 2025.

The Allspring LT Large Growth ETF, a non-diversified fund, commenced operations on March 26, 2025.

The Allspring Special Large Value ETF, a diversified fund, commenced operations on March 26, 2025.

December 18, 2025